UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2007

Openwave Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Seaport Boulevard Redwood City, CA	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 480-8000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, about the Company’s plans, objectives, expectations and intentions, including forward-looking statements regarding the Company’s cost reduction plans, including the anticipated costs and timing of such plans. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including problems or delays in implementing the cost reduction plans, general economic conditions and other factors described in the Company’s Annual Report on Form 10-K/A for the fiscal year ended June 30, 2006 filed with the Securities and Exchange Commission on May 11, 2007, and any subsequently filed reports. The Company assumes no obligation to update forward-looking statements, except as required by law.

ITEM 2.05	Costs Associated with Exit or Disposal Activities.

On June 3, 2007, the Board of Directors of Openwave Systems Inc. (the “Company”) approved a restructuring plan to simplify and better align the Company’s product portfolio with market demand, reduce costs and improve operating efficiencies (the “Restructuring Plan”). The Restructuring Plan contemplates an approximate 20% reduction in the workforce. The Company expects to record approximately $19 to $23 million in restructuring charges associated with the workforce reduction during the four months ending September 30, 2007. Included in the restructuring charges are non-cash stock-based compensation expense of approximately $3 to $5 million related to modifications of stock-based awards for certain employees impacted by the Restructuring Plan.

The Company expects to complete the majority of the workforce reduction related to the Restructuring Plan by June 30, 2007. The activities related to the Restructuring Plan and other actions are expected to achieve up to approximately $50 million in annual costs savings.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective June 4, 2007, the Company appointed President and Chief Executive Officer Robert Vrij to serve on the Board of Directors to fill the vacancy created by the resignation of director David Peterschmidt on June 4, 2007, previously reported in the Company’s Form 8-K filed on June 4, 2007. Mr. Vrij will serve as a Class III director until the 2009 annual meeting of stockholders or until his earlier resignation or removal. Mr. Vrij was previously appointed to serve on the Stock Award Committee of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPENWAVE SYSTEMS INC.

By:	/s/ Harold L. Covert
Name:	Harold L. Covert
Title:	Executive Vice President and Chief Financial Officer

Date: June 7, 2007